CommunityBanks

LOCAL PEOPLE ► LOCAL DECISIONS

Super·Community
BANK CONFERENCE

Mid-Atlantic 2002

October 29 and 30, 2002

- **Eddie L. Dunklebarger**
  Chairman, President and CEO

- **Donald F. Holt**
  EVP and CFO

- Who We Are
- Building a Competitive Advantage
  - **M**anagement
  - **M**omentum
  - **M**arkets
- Where We're Going

"Vision, without execution, is hallucination."

—Anonymous

Who We Are

CommunityBanks
LOCAL PEOPLE ▸ LOCAL DECISIONS

- One-bank financial services holding company headquartered in Harrisburg, Pennsylvania
- Operate 41 banking offices throughout Central Pennsylvania from Poconos to Maryland border
- Network of nearly 100 ATM sites
- Five regional markets served by Regional Presidents
- $1.6 billion in assets with "market cap" of nearly $250 million
- An extensive mix of financial products with access to strategic partnership services

Who we are…

CommunityBanks

LOCAL PEOPLE ► LOCAL DECISIONS



Pennsylvania
LUZERNE
Airport Beltway
Hazleton
NORTHUMBERLAND
Milton
Shamokin Dam
Shamokin
SNYDER
SCHUYLKILL
Ashland
Tri-Valley
St. Clair
Tremont
Pillow
Elizabethville
Tower City
Millersburg
Lykens
Halifax
DAUPHIN
Dauphin
Linglestown Road
Jonestown Road
Rutherford
CUMBERLAND
Camp Hill
Manchester
Dover
East York
Greenbriar
East Berlin
Red Lion
New Oxford
YORK
North Hanover
Carlisle Street
Glen Rock
ADAMS
New Freedom
Gettysburg
South Hanover

Who we are…

Building a Valuable Franchise

CommunityBanks

LOCAL PEOPLE ▸ LOCAL DECISIONS


Pennsylvania

	1991	1995	1998	2001
Assets:	$247 Million	$320 Million	$852 Million	$1.5 Billion
Number of Offices:	13	18	29	42
Number of Counties:	3	4	7	8
Number of Employees:	150	199	400	504

Who we are...

Guiding Principles

CommunityBanks
LOCAL PEOPLE ▸ LOCAL DECISIONS

- Local People… Local Decisions
- "Community bank" with "big bank" capabilities
- Regional focus… people with roots in markets served
- Traditional community bank offerings with expanded services through strategic partnerships
  - T.H.E.
    - Investment Products
    - 5 registered reps
    - 60 licensed annuity sales agents
  - A.I.A.
    - Joint Marketing Agreement
    - Personal and business insurance
  - Sentinel Title Agency

Who we are…

Guiding Principles (cont'd.)

CommunityBanks

LOCAL PEOPLE ▸ LOCAL DECISIONS

- Ambassador Program—a novel approach
  - Community leaders
  - Experienced community bankers with >100 years combined experience
  - Respected business associates
- Build a platform for growth
  - Organic market share growth
  - Expansion into contiguous markets
  - Redeployment of capital
- Committed to efficient model
  - Single bank charter
  - Back office consolidation

Who we are…

CommunityBanks
LOCAL PEOPLE ▸ LOCAL DECISIONS

Building a Competitive Advantage

Management
Momentum
Markets

Local People…

CommunityBanks
LOCAL PEOPLE ▸ LOCAL DECISIONS

- Five Regional Presidents
  - Proven leaders from within
  - Veterans from former Central Pennsylvania-based franchises (e.g. Dauphin Deposit, Keystone Financial, York Bank)
- Presidents supported by engaged, experienced 5-member executive management team
  - Average age: 45 years
  - Total of >100 years banking experience
- Insider Ownership of >15%

Management…

CommunityBanks

LOCAL PEOPLE ► LOCAL DECISIONS

CMTY Locations


NORTHERN REGION
Pennsylvania
NORTHERN DAUPHIN REGION
CAPITAL REGION
YORK REGION
HANOVER/ADAMS REGION

Management…

CommunityBanks
LOCAL PEOPLE ▸ LOCAL DECISIONS

Building a Competitive Advantage

Management

Momentum

Markets

Third Quarter 2002
vs. Third Quarter 2001

CommunityBanks
LOCAL PEOPLE ▸ LOCAL DECISIONS

	3Q 2002	3Q 2001
Net Income	$ 4,740,000	$ 4,319,000
Earnings Per Share	$0.50	$ 0.46
Return on Average Equity	15.09%	15.18%

Momentum…

Year-to-Date 2002 vs. Year-to-Date 2001

CommunityBanks
LOCAL PEOPLE ▸ LOCAL DECISIONS

	9/30/02	9/30/01
Net Income	$ 13,810,000	$ 9,158,000
Earnings Per Share	$1.46	$ 0.98
Return on Average Equity	15.63%	11.18%

2001 includes merger-related costs for the acquisition of Glen Rock State Bank.

Momentum…

A Chronology of Expansion

CommunityBanks
LOCAL PEOPLE ▸ LOCAL DECISIONS

March '98	Community Banks, N.A. *(Capital, Northern, Northern Dauphin)* combines with PSB *(York, Hanover)*
March '01	Acquisition of Glen Rock State Bank *(York)*
May '01	Community Settlement *(Title Agency)*
July '01	Sentinel Agency *(Title Agency)*
March '02	Formation of CB Insurance Services and Joint Marketing with A.I.A.

Momentum…

Post Merger Performance

CommunityBanks
LOCAL PEOPLE • LOCAL DECISIONS

	3Q 2002	2Q 2002	1Q 2002	4Q 2001	3Q 2001	2Q 2001
Net Income*	$4,740	$ 4,619	$ 4,451	$ 4,438	$ 4,319	$4,031
Earnings Per Share	**$0.50**	**0.49**	**$ 0.47**	**$ 0.47**	**$ 0.46**	**$ 0.43**
Return on Average Equity	15.09%	16.25%	15.30%	15.11%	15.18%	14.90%

**Balances in Thousands*

Momentum…

Asset Growth
in millions

CommunityBanks
LOCAL PEOPLE ▸ LOCAL DECISIONS



$1,700
$1,600
$1,500
$1,400
$1,300
$1,200
$1,100
$1,000
$900
$800
10% 2002 YTD Annualized Growth
$1,627
14% 5-Year CAGR
12/31/97
12/31/98
12/31/99
12/31/00
12/31/01
9/30/02

Momentum…

Deposit Growth

in millions

CommunityBanks

LOCAL PEOPLE • LOCAL DECISIONS



$1,200
$1,100
$1,000
$900
$800
$700
$600
15% 2002 YTD
Annualized Growth
10% 5-Year CAGR
$1,115
12/31/97
12/31/98
12/31/99
12/31/00
12/31/01
9/30/02

Momentum…

Loan Growth
in millions

CommunityBanks
LOCAL PEOPLE ▸ LOCAL DECISIONS



7% 2002 YTD
Annualized Growth
12% 5-Year CAGR
$905
$1,000
$950
$900
$850
$800
$750
$700
$650
$600
$550
$500
12/31/97
12/31/98
12/31/99
12/31/00
12/31/01
9/30/02

Momentum…

Loans and Deposits
September 30, 2002

CommunityBanks
LOCAL PEOPLE ▸ LOCAL DECISIONS


Residential Mortgage 13%
Consumer 27%
Commercial Real Estate 27%
Commercial 33%
Loans $905 Million
Time >$100,000 10%
Demand 15%
Savings 30%
Time 45%
Deposits $1.1 Billion

Momentum…

Quarterly Net Interest Income (FTE)

CommunityBanks

LOCAL PEOPLE ▸ LOCAL DECISIONS


in millions
$15.0
$12.5
$10.0
$7.5
$5.0
$11.9
$12.2
$12.5
$13.6
$13.9
$13.8
$14.4
1Q '01
2Q '01
3Q '01
4Q '01
1Q '02
2Q '02
3Q '02

Momentum…

Noninterest Revenues

CommunityBanks

LOCAL PEOPLE ▸ LOCAL DECISIONS

As a percentage of total tax equivalent basis revenue (excluding security gains)



20%
18%
15%
13%
10%
11.60%
12.60%
12.40%
14.10%
17.21%
18.76%
1997
1998
1999
2000
2001
3Q YTD 2002

Momentum…

Expense Control…
Efficiency Ratio

CommunityBanks
LOCAL PEOPLE ▸ LOCAL DECISIONS



70%
65%
60%
55%
50%
45%
40%
55.99%
55.88%
55.54%
55.42%
59.77%
56.05%
1997
1998
1999
2000
2001 *
3Q YTD 2002

*Includes merger costs

Momentum…

Asset Quality… positive trends

CommunityBanks
LOCAL PEOPLE • LOCAL DECISIONS

	9/30/02	6/30/02	3/31/02	12/31/01
Problem Loan Trends:				
Past Due				
30 to 89 days	$6,710	$4,964	$11,270	$14,958
90 days and over	$691	$981	$1,167	$1,659
Total Nonperforming Loans	$8,640	$9,094	$9,139	$11,090
Total Risk Elements	$10,015	$10,486	$12,391	$13,380
Coverage:				
Allowance for Loan Losses To Total Loans Outstanding	1.41%	1.43%	1.42%	1.42%
Allowance for Loan Losses To Nonperforming Loans	148%	139%	136%	109%

Momentum…

Financial Goals

CommunityBanks
LOCAL PEOPLE ▸ LOCAL DECISIONS

- Minimum Return on Average Equity of 15%
- Annual Growth in Earnings of 10%
- Minimum Annual Asset Growth of 10%
- Noninterest Income to 30% of Total Net Revenues

Momentum...

Financial Goals… Performance!

CommunityBanks
LOCAL PEOPLE ▸ LOCAL DECISIONS

		Quarter vs. Quarter				
		2002			2001	
	Goal	3Q	2Q	1Q	4Q	3Q
ROE	15%	15.1	16.3	15.3	15.1	15.2
Earnings Growth	10%	9.7	14.6	450.9	34.4	20.4
Asset Growth	10%	12.9	14.1	15.4	15.2	11.9
Noninterest Income/Revenue	30%	16.8	20.9*	18.5	18.8	17.5

*Includes branch sales

Momentum…


Central PA's Fastest Growing Bank
TOP
FIFTY FASTEST
GROWING
COMPANIES
50
CommunityBanks
Member FDIC
Visit Us Today and Find Out Why!

Momentum…

Cash Dividends & Stock Price Performance

CommunityBanks
LOCAL PEOPLE ▸ LOCAL DECISIONS

1989 – 2002



Source: Bloomberg
Cash Dividends Per Share
Stock Price Per Share
$0.20
$0.18
$0.16
$0.14
$0.12
$0.10
$0.08
$0.06
$0.04
$0.02
$0.00
$30
$25
$20
$15
$10
$5
$0
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
Dividends
Share Price

Momentum…

Historical Share Price Performance*

CommunityBanks
LOCAL PEOPLE ▸ LOCAL DECISIONS


60.0%
40.0%
20.0%
0.0%
-20.0%
-40.0%
28.0%
13.2%
-11.8%
51.9%
27.4%
-34.9%
13.3%
4.1%
-19.8%
5 Year
3 Year
1 Year
S&P 500
NASDAQ Bank Index
CMTY

Data as of 10/11/02. Source: Bloomberg

Momentum…

CommunityBanks

LOCAL PEOPLE ▸ LOCAL DECISIONS

Building a Competitive Advantage

Management

Momentum

Markets

Market Demographics

CommunityBanks
LOCAL PEOPLE ▸ LOCAL DECISIONS

- York County
  - 13 of 41 offices in office network (critical mass)
  - Nearly 40 % of franchise volume
  - 2nd fastest-growing urban market in PA
  - Added 5 offices in 2001 acquisition
  - I-83 corridor

- Dauphin County
  - Includes Harrisburg, state capital
  - Anchor of "old" Community franchise
  - 20 % of deposit base, and 9 of 41 offices
  - Expansion opportunity in Capital Region (Harrisburg, Hershey)

Markets…

Market Demographics

CommunityBanks
LOCAL PEOPLE ▸ LOCAL DECISIONS

- Schuylkill/Luzerne Counties
  - Mature, slower growth markets with less attractive demographics
  - Expanding our market share
  - Stable source of deposits with pockets of growth

- Adams County
  - Concentrated market share (3 offices; deposits per office of $32 million)
  - Small, but fast-growing market (3rd fastest-growing rural market in PA)
  - Home to PSB franchise; "bedroom" to Maryland metro

Markets…

Market Opportunities

CommunityBanks
LOCAL PEOPLE ▸ LOCAL DECISIONS

- PNC
- Dauphin/Keystone/AllFirst/M&T
- Wachovia/First Union

- Disruption of larger players
- Emergence of mid-size and smaller performers
  - Community Banks, Inc.
  - Sterling Financial
  - Susquehanna
  - National Penn

Markets…

Where We're Going

CommunityBanks
LOCAL PEOPLE ▸ LOCAL DECISIONS

- Internal Expansion
- Industry Consolidation
- The Role of Community Banks

Internal Expansion

CommunityBanks
LOCAL PEOPLE ▸ LOCAL DECISIONS

- Offices in Carroll County, Maryland
  - 2002, Manchester
  - 2003, Westminster
- Solidifying Existing Markets
  - York (city)
  - Hanover Ops Center/Banking Facility
- Continued Expansion of ATM Network (100 units)
  - Convenience store — 50 sites, among largest in Central Pennsylvania
  - In house and free-standing expansion

Where We're Going

Industry Consolidation

CommunityBanks
LOCAL PEOPLE • LOCAL DECISIONS

- Partner of Choice?
  - Large acquirers have consummated market entry
  - Many "potential partners" fall below radar of large acquirers
  - Soft issues to potential partners:
    - Performance culture
    - Strategic relevance within new franchise
  - Consolidation goals
    - Accretive within one year
    - Solidify existing market
    - Gain market share
  - Future consolidation?
    - Over 200 PACB members in Pennsylvania alone

Where We're Going

Industry Consolidation

CommunityBanks

LOCAL PEOPLE • LOCAL DECISIONS

Membership —Pennsylvania Association of Community Bankers


Erie
Crawford
Warren
McKean
Potter
Tioga
Bradford
Susquehanna
Wayne
Forest
Elk
Cameron
Clinton
Lycoming
Sullivan
Wyoming
Lackawanna
Pike
Mercer
Venango
Clarion
Jefferson
Luzerne
Monroe
Lawrence
Butler
Clearfield
Centre
Columbia
Montour
Union
Carbon
Beaver
Armstrong
Indiana
Snyder
Northumberland
Northampton
Mifflin
Lehigh
Allegheny
Cambria
Blair
Juniata
Schuylkill
Perry
Dauphin
Lebanon
Berks
Bucks
Washington
Westmoreland
Huntingdon
Montgomery
Cumberland
Lancaster
Chester
Delaware
Greene
Fayette
Somerset
Bedford
Fulton
Franklin
Adams
York

Where We're Going

Summary

CommunityBanks
LOCAL PEOPLE ▸ LOCAL DECISIONS

- Who We Are — An Impressive Past
- Building a Competitive Advantage
  - Management—Engaged, Experienced
  - Momentum—Pattern of Sustained Growth
  - Markets—
    - Vibrant markets with proven potential
    - Proximity to growing contiguous markets
- Where We're Going—A Bright Future